American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Income Fund
Supplement dated August 1, 2018 ■ Summary Prospectus and Prospectus dated March 1, 2018 (as revised June 1, 2018)

Effective August 1, 2018, Bain Capital Credit, LP ("BCC") is replaced by BCSF Advisors, LP ("BCSF"), a subsidiary of BCC, as a subadvisor to the AC Alternatives Income Fund. Accordingly, all references in the summary prospectus and prospectus to "Bain Capital Credit, LP" or "Bain Capital Credit" are hereby replaced with "BCSF Advisors, LP" and "BCSF Advisors", respectively.

The following replaces the fourth paragraph under Subadvisors on page 19 of the prospectus.

BCSF Advisors, LP (BCSF Advisors) is located at 200 Clarendon St., Boston, Massachusetts 02116.  BCSF Advisors is a subsidiary of Bain Capital Credit, LP (“Bain Capital Credit”). Bain Capital Credit is the credit affiliate of Bain Capital, LP. Bain Capital Credit is a global credit specialist founded in 1998. As of October 1, 2017, Bain Capital Credit, its subsidiaries and credit vehicles managed by its AIFM affiliate have $36.4 billion in assets under management. Headquartered in Boston, with offices in Chicago, New York, London, Dublin, Melbourne, Sydney and Hong Kong, Bain Capital Credit employs 259 people as of October 1, 2017, including 123 investment professionals.  BCSF Advisors shares resources and personnel with Bain Capital Credit pursuant to a resource sharing agreement.  BCSF Advisors intends to invest in a wide range of securities, including leveraged loans, high-yield bonds, structured credit securities, and other investments to the extent appropriate. The strategy may also employ hedging techniques. The firm’s investment process begins by analyzing the attractiveness of industries and ends at the company and security-level analysis. The firm’s general philosophy is to build a well diversified portfolio of positions in quality high yield credits and add value through strong security selection and most importantly by seeking to avoid defaults. BCSF Advisors generally takes a bottom-up, fundamentally driven investment approach that leverages the depth and experience of their large team to rigorously analyze credits.

The following is added as the third paragraph in the Redemptions section in the prospectus.

Additionally, if you are age 65 or older, or if we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily delay the disbursement of redemption proceeds from your account if we believe that you have been the victim of actual or attempted financial exploitation. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. At the expiration of the additional hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94355 1808